UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2008

T Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	333-1111153	71-0919962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15950 Dallas Parkway, Suite 525, Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 720-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

On July 9, 2008, T Bank, N.A. (“T Bank”), a wholly-owned subsidiary of T Bancshares, Inc. (the “Company”), announced that it entered into a Stipulation and Consent to the Issuance of a Consent Order (the “Stipulation”) and a Consent Order (the “Order”) with the Office of the Comptroller of the Currency (the “OCC”). The Stipulation and the Order were based on the OCC’s findings during its examination as of September 30, 2007.

As part of the Order, T Bank has agreed to strengthen its Bank Secrecy Act (“BSA”) internal controls, revise and implement changes to its internal BSA audit program, maintain specific capital ratios and correct any violations of law.

In anticipation of the OCC’s findings, T Bank terminated in August 2007 its banking relationships with certain customers who were primarily engaged in internet product sales and a merchant processor who processed payments for those customers. Management believes these actions significantly decreased T Bank’s operational risk related to BSA internal controls. In addition, T Bank believes that it has taken significant steps to strengthen its compliance policies and procedures and its operational infrastructure in areas related to those specified in the Order. Management is committed to ensuring that all of the requirements of the Order are promptly satisfied. T Bank has incurred additional expenses related to making the improvements necessary to strengthen its BSA internal controls and internal audit program and, in the future, expects to incur additional expenses and costs, which may be material, in connection with complying with the Order.

The foregoing description of the Stipulation and the Order is qualified in its entirety by reference to the terms of the Stipulation and the Order, which are attached hereto as Exhibits 99.1 and 99.2, respectively and incorporated by reference herein.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Statements made in this Form 8-K that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “expects,” “plans” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-KSB and other filings made by the Company with the Securities and Exchange Commission, including the Company’s Reports under the Securities Exchange Act of 1934, as amended. Such documents may be read free of charge on the SEC’s web site at www.sec.gov. All forward-looking statements included in this Form 8-K are made as of the date of this filing, and the Company assumes no obligation to update any such forward-looking statements.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1	Consent Order, dated July 9, 2008, issued by the Comptroller of the Currency in the matter of T Bank, National Association, Dallas, Texas

99.2	Stipulation and Consent to the Issuance of a Consent Order, dated July 9, 2008, between the Comptroller of the Currency and T Bank, National Association, Dallas, Texas

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T Bancshares, Inc.

Date: July 15, 2008	By:	/s/ Patrick G. Adams
Patrick G. Adams
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Consent Order, dated July 9, 2008, issued by the Comptroller of the Currency in the matter of T Bank, National Association, Dallas, Texas

99.2	Stipulation and Consent to the Issuance of a Consent Order, dated July 9, 2008, between the Comptroller of the Currency and T Bank, National Association, Dallas, Texas